UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 __________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2007

MOHAWK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	01-19826 (Commission File Number)	52-1604305 (IRS Employer Identification No.)

160 South Industrial Blvd., Calhoun, Georgia		30701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (706) 629-7721

__________________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

   At the 2007 Annual Meeting of Stockholders held on May 16, 2007, the stockholders of Mohawk Industries, Inc. (the "Company") approved the 2007 Incentive Plan (the "2007 Plan").  Employees, officers, directors and consultants selected by the Compensation Committee of the Company's Board of Directors are eligible to participate in the 2007 Plan, including our principal executive officer, principal financial officer and our other named executive officers.  A total of 3,200,000 shares of the Company's common stock are reserved and available for issuance pursuant to awards granted under the 2007 Plan.  A description of the material terms of the 2007 Plan was included in the Company's Definitive Proxy Statement on Schedule 14A (File No. 001-13697) as filed with the Securities and Exchange Commission on April 9, 2007.

Item 9.01 Financial Statements and Exhibits.

d)        Exhibits:

99.1      Mohawk Industries, Inc. 2007 Incentive Plan (incorporated herein by reference to Appendix A of the Company's Definitive Proxy Statement on Schedule 14A (File No. 001-13697) filed with the Securities and Exchange Commission on April 9, 2007).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.

Date: May 18, 2007 By: /s/ THOMAS J. KANUK
Thomas J. Kanuk
V.P. Corporate Controller and Chief Accounting Officer